Merrill Lynch Investment Managers



Semi-Annual Report

April 30, 2001



MuniYield
California
Fund, Inc.


www.mlim.ml.com




MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MUNIYIELD CALIFORNIA FUND, INC.

The Benefits and
Risks of
Leveraging

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield California Fund, Inc., April 30, 2001


DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield California Fund, Inc. earned $0.404 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.68%, based on a month-end net asset value of $14.34 per share. Over the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +4.02%, based on a change in per share net asset value from $14.19 to $14.34, and assuming reinvestment of $0.399 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.89% for Series A, 3.40% for Series B and 3.34% for Series C.


The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45% - 5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
During the six months ended April 30, 2001, we continued to restructure the Fund in an effort to reduce the Fund's overall net asset value sensitivity to changes in interest rates. While recent market volatility has hampered these efforts, we believe much progress has already been made. The Fund is presently in a market neutral position, and we do not expect to make any significant changes going forward. We recently increased the Fund's cash reserve position to approximately 10% in an attempt to further reduce the Fund's net asset value volatility. The recent surge in utility prices in California has had an adverse impact on many California issues and the state's economy. Until this energy crisis is re-solved, we will underweight uninsured state guaranteed securities and will continue to monitor the overall economic background for signs of any favorable developing economic conditions.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 has not resulted in any sig-nificant changes in the Fund's borrowing cost, which have been in the 3%--3.5% range. The tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter O'Connor)
Walter O'Connor
Vice President and
Portfolio Manager



May 30, 2001



MuniYield California Fund, Inc., April 30, 2001


PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield California Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                          20,526,543                     316,338
                                             James H. Bodurtha                       20,526,590                     316,291
                                             Herbert I. London                       20,523,951                     318,930
                                             Roberta Cooper Ramo                     20,508,718                     334,163

During the six-month period ended April 30, 2001, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta Cooper Ramo as follows:

                                             Series A                                    2,374                            0
                                             Series B                                    2,245                           75
                                             Series C                                      784                            0


MuniYield California Fund, Inc., April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    67.5%
AA/Aa                                      19.6
A/A                                         1.5
BBB/Baa                                     1.0
Other++                                     9.5

++Temporary investments in short-term municipal securities.



Portfolio
Abbreviations

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
PCR        Pollution Control Revenue
             Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                 Value
California        AAA     Aaa     $ 4,180   Antioch Area Public Facilities Financing Agency, California,
--96.0%                                     Special Tax (Community Facilities District Number 1989-1),
                                            5.70% due 8/01/2022 (a)                                             $  4,335

                  AAA     Aaa       5,690   Arcata, California, Joint Powers Financing Authority, Tax
                                            Allocation Revenue Refunding Bonds (Community Development
                                            Project Loan), Series A, 6% due 8/01/2023 (a)                          5,920

                  AAA     Aaa       2,500   Bakersfield, California, COP, Refunding (Convention Center
                                            Expansion Project), 5.80% due 4/01/2017 (i)                            2,620

                                            California Educational Facilities Authority, Revenue
                                            Refunding Bonds:
                  NR*     Aaa       5,000    RIB, Series 413, 7.58% due 10/01/2026 (i)(k)                          5,543
                  AA+     Aa1       1,500    (University of Southern California), Series A, 5.70% due
                                             10/01/2015                                                            1,582

                                            California HFA, Home Mortgage Revenue Bonds, AMT (d):
                  AA-     Aa2       1,255    Series E-1, 6.70% due 8/01/2025                                       1,293
                  AA-     Aa2       1,145    Series F-1, 7% due 8/01/2026                                          1,171
                  AA-     Aa2       4,500    Series N, 6.375% due 2/01/2027                                        4,716
                  AAA     Aaa       1,580    Series P, 5.80% due 2/01/2019 (a)                                     1,629

                  A1+     VMIG1++   3,200   California HFA, M/F Housing Revenue Bonds, VRDN, AMT,
                                            Series C, 4.55% due 2/01/2033 (l)                                      3,200

                  AA-     Aa2       3,300   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.959%
                                            due 8/01/2023 (d)(k)                                                   3,543

                  NR*     Aa3       2,835   California Health Facilities Finance Authority Revenue Bonds
                                            (Scripps Research Institute), Series A, 6.625% due 7/01/2018           2,989

                                            California Health Facilities Finance Authority, Revenue
                                            Refunding Bonds:
                  A1+     VMIG1++   2,300    (Adventist Hospital), VRDN, Series B, 4.30% due
                                             9/01/2028 (i)(l)                                                      2,300
                  AAA     Aaa       1,490    (Pomona Valley Hospital Medical Center), Series A, 5.625%
                                             due 7/01/2019 (i)                                                     1,533
                  A1+     VMIG1++     500    (Sutter/Catholic Healthcare System), VRDN, Series B, 4.30%
                                             due 7/01/2012 (a)(l)                                                    500

                  AAA     NR*       5,000   California Health Facilities Financing Authority Revenue Bonds,
                                            DRIVERS, Series 181, 6.767% due 6/01/2022 (g)(k)                       5,149

                  AAA     Aaa       2,520   California Infrastructure and Economic Development Bank Revenue
                                            Bonds (Asian Museum Foundation of San Francisco), 5.50% due
                                            6/01/2018 (i)                                                          2,587


MuniYield California Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                 Value
California                                  California Pollution Control Financing Authority, PCR,
(continued)                                 Refunding (Pacific Gas and Electric), VRDN (l):
                  A1+     NR*     $10,000    AMT, Series B, 4.75% due 11/01/2026                                $ 10,000
                  A1+     NR*       8,800    Series B, 6% due 12/01/2016                                           8,800
                  A1+     NR*      10,900    Series C, 5.60% due 11/01/2026                                       10,900

                  A1+     VMIG1++   1,300   California Pollution Control Financing Authority, Solid
                                            Waste Disposal Revenue Bonds (Shell Oil Company--Martinez
                                            Project), VRDN, AMT, Series A, 4.25% due 10/01/2024 (l)                1,300

                  NR*     Aaa       1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                            Series A-1, 6.90% due 12/01/2024 (e)(h)                                1,320

                  AA-     Aa3       6,315   California State Department of Veteran Affairs, Home Purpose
                                            Revenue Refunding Bonds, Series C, 6.05% due 12/01/2020                6,529

                                            California State, GO, Refunding:
                  AAA     NR*       2,000    5.50% due 3/01/2012 (g)                                               2,126
                  AAA     Aaa      10,000    5.50% due 3/01/2013 (c)                                              10,551
                  AAA     Aaa       1,900    5.50% due 5/01/2013 (i)                                               2,006
                  AAA     Aaa       3,500    5.50% due 3/01/2015 (c)                                               3,637
                  A+      Aa2       1,600    5.50% due 6/01/2025                                                   1,607
                  A+      Aa2       5,000    5.75% due 5/01/2030                                                   5,138
                  AA-     Aa2       4,480    (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                      4,431

                                            California State Public Works Board, Lease Revenue Bonds:
                  AAA     Aaa       2,000    (California State University), Series C, 5.40% due
                                             10/01/2022 (i)                                                        2,011
                  A       Aaa       6,800    (Department of Corrections), Series A, 7% due 11/01/2004 (j)          7,689
                  AAA     Aaa       6,645    (Department of Health Services), Series A, 5.75% due
                                             11/01/2017 (i)                                                        7,016

                                            California State University and Colleges, Housing System
                                            Revenue Refunding Bonds (c):
                  AAA     Aaa       3,000    5.75% due 11/01/2015                                                  3,153
                  AAA     Aaa       3,500    5.80% due 11/01/2017                                                  3,664
                  AAA     Aaa       3,900    5.90% due 11/01/2021                                                  4,152

                  AAA     Aaa       5,250   California Statewide Communities Development Authority, COP
                                            (John Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (i)       5,075

                  AAA     Aaa       4,500   Central Coast Water Authority, California, Regional Facilities
                                            Revenue Refunding Bonds (State Water Project), Series A, 5%
                                            due 10/01/2022 (a)                                                     4,317

                  AAA     Aaa       2,230   Chaffey, California, Unified High School District, GO, Series B,
                                            5.50% due 8/01/2012 (c)                                                2,387

                  AAA     Aaa       2,000   Chino Basin, California, Regional Financing Authority Revenue
                                            Bonds (Inland Empire Utility Agency Sewer Project), 5.75% due
                                            11/01/2019 (i)                                                         2,102

                                            Contra Costa County, California, Public Financing Authority,
                                            Tax Allocation Revenue Bonds, Series A:
                  AAA     NR*       1,860    7.10% due 8/01/2002 (j)                                               1,984
                  BBB     NR*       1,140    7.10% due 8/01/2022                                                   1,178

                  AAA     Aaa       2,705   Contra Costa County, California, Public Financing Lease Revenue
                                            Refunding Bonds (Various Capital Facilities), Series A, 5.30%
                                            due 8/01/2020 (i)                                                      2,710

                  AAA     Aaa       2,500   Davis, California, Joint Unified School District, Community
                                            Facilities District, Special Tax Refunding Bonds, Number 1,
                                            5.50% due 8/15/2021 (i)                                                2,536

                  BBB     Baa3      1,750   Inglewood, California, Public Financing Authority, Revenue
                                            Refunding Bonds, Series B, 7% due 5/01/2002 (j)                        1,834

                  NR*     Aaa       2,000   Los Angeles, California, COP (Sonnenblick Del Rio West
                                            Los Angeles), 6.20% due 11/01/2031 (a)                                 2,181

                  AAA     Aaa       3,645   Los Angeles, California, Community Redevelopment Agency,
                                            Tax Allocation Refunding Bonds (Bunker Hill), Series H,
                                            6.50% due 12/01/2015 (g)                                               3,957

                  AAA     Aaa       5,075   Los Angeles, California, Convention and Exhibition Center
                                            Authority, Lease Revenue Refunding Bonds, DRIVERS, Series
                                            162, 5.375% due 8/15/2018 (i)(k)                                       5,138

                  NR*     Aa3       9,060   Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                            7.47% due 2/15/2024 (k)                                                9,709

                                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                  NR*     Aaa       4,000    RITR, Series RI-7, 7.995% due 11/01/2026 (i)(k)                       4,527
                  AA      Aa3       2,000    Series B, 6% due 8/01/2015                                            2,093
                  AA      Aa3       4,240    Series B, 6.60% due 8/01/2015                                         4,440
                  AA      Aa3       8,855    Series B, 6.625% due 8/01/2019                                        9,268

                  AAA     NR*       3,100   Los Angeles, California, Harbor Department Revenue
                                            Refunding Bonds, 7.60% due 10/01/2018 (b)                              3,856

                  AAA     Aaa       5,000   Los Angeles, California, Unified School District, GO,
                                            Series A, 5% due 7/01/2021 (c)                                         4,821

                  AAA     Aaa      12,250   Los Angeles, California, Wastewater System Revenue Bonds,
                                            Series A, 5% due 6/01/2023 (c)                                        11,713

                  A+      Aa3       2,000   Los Angeles, California, Water and Power Revenue Refunding
                                            Bonds (Power System), Series A-A-1, 5% due 7/01/2024                   1,885

                  AAA     Aaa       4,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds (Proposition C), Second Tier,
                                            Senior Series A, 5.50% due 7/01/2017 (a)                               4,086

                  AAA     Aaa       5,000   Los Angeles County, California, Public Works Financing
                                            Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                            Project VI), Series A, 5.625% due 5/01/2026 (a)                        5,122

                  AAA     Aaa       5,730   Metropolitan Water District of Southern California, Waterworks
                                            Revenue Bonds, Series A, 5.75% due 7/01/2005 (i)(j)                    6,283

                                            Metropolitan Water District of Southern California, Waterworks
                                            Revenue Refunding Bonds:
                  AA      Aa2       8,535    Series A, 5.375% due 7/01/2012                                        9,046
                  A1+     VMIG1++   5,200    VRDN, Series B-1, 4.25% due 7/01/2035 (l)                             5,200

                  AAA     Aaa       8,705   Modesto, California, Wastewater Treatment Facilities
                                            Revenue Bonds, 5.625% due 11/01/2017 (i)                               9,047

                  AAA     Aaa       1,750   North City-West, California, School Facilities Financing
                                            Authority, Special Tax Refunding Bonds, Series B, 5.75% due
                                            9/01/2015 (g)                                                          1,846

                  AAA     Aaa       1,270   Northern California Power Agency, Multiple Capital Facilities
                                            Revenue Bonds, RIB, 9.243% due 8/01/2025 (i)(k)                        1,403

                  AAA     Aaa       5,000   Northern California Power Agency, Public Power Revenue
                                            Refunding Bonds (Hydroelectric Project Number One), Series A,
                                            5.125% due 7/01/2023 (i)                                               4,836

                                            Oakland, California, Joint Powers Financing Authority, Lease
                                            Revenue Bonds (Oakland Administration Buildings) (a):
                  AAA     Aaa       2,000    5.90% due 8/01/2016                                                   2,129
                  AAA     Aaa      11,395    5.75% due 8/01/2021                                                  11,813

                  AAA     Aaa       4,160   Oakland, California, State Building Authority, Lease Revenue
                                            Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                3,978


MuniYield California Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                 Value
California                                  Oakland, California, Unified School District, Alameda County,
(concluded)                                 GO, Series F (i):
                  AAA     Aaa     $ 3,290    5.50% due 8/01/2017                                                $  3,393
                  AAA     Aaa       3,770    5.50% due 8/01/2018                                                   3,874

                  AAA     Aaa       1,750   Pleasant Valley, California, School District, Ventura County,
                                            GO, Series C, 5.75% due 8/01/2025 (i)                                  1,822

                  AAA     Aaa      10,600   Port Oakland, California, Port Revenue Refunding Bonds,
                                            Series I, 5.40% due 11/01/2017 (i)                                    10,817

                  AAA     Aaa       2,345   Richmond, California, Redevelopment Agency, Tax Allocation,
                                            Refunding Bonds (Harbour Redevelopment Project), Series A,
                                            5.50% due 7/01/2018 (i)                                                2,406

                  AAA     Aaa       1,750   Riverside County, California, Asset Leasing Corporation,
                                            Leasehold Revenue Refunding Bonds (Riverside County Hospital
                                            Project), Series B, 5.70% due 6/01/2016 (i)                            1,869

                  AAA     Aaa       5,000   Roseville, California, Electric System Revenue Bonds, COP,
                                            5.50% due 2/01/2024 (g)                                                5,083

                  AAA     Aaa       5,000   Sacramento, California, Municipal Utility District,
                                            Electric Revenue Refunding Bonds, Series L, 5.125% due
                                            7/01/2022 (i)                                                          4,871

                                            Sacramento County, California, Sanitation District
                                            Financing Authority, Revenue Refunding Bonds:
                  AA      Aa3       4,500    RIB, Series 366, 7.33% due 12/01/2027 (k)                             4,809
                  AA      Aa3       5,695    Series A, 5.60% due 12/01/2017                                        5,847
                  AA      Aa3       2,500    Series A, 5.75% due 12/01/2018                                        2,585
                  AAA     Aa3       3,750    Trust Receipts, Class R, Series A, 7.597% due
                                             12/01/2019 (k)                                                        4,166

                  AAA     Aaa      10,100   San Bernardino, California, City Unified School
                                            District, GO, Refunding, Series A, 5.875% due
                                            8/01/2024 (c)                                                         10,648

                  AAA     Aaa       3,000   San Bernardino, California, Joint Powers Financing
                                            Authority, Lease Revenue Bonds (Department of Transportation
                                            Lease), Series A, 5.50% due 12/01/2020 (i)                             3,045

                  AAA     Aaa       5,000   San Bernardino, California, Joint Powers Financing Authority,
                                            Tax Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                            10/01/2015 (g)                                                         5,246

                  BBB+    Baa1      1,300   San Diego, California, Redevelopment Agency, Tax Allocation,
                                            Refunding Bonds (Horton Project), Series B, 6.625% due
                                            11/01/2006 (j)                                                         1,499

                                            San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds, AMT, Second Series:
                  AAA     Aaa       3,000    Issue 5, 6.50% due 5/01/2019 (c)                                      3,216
                  AAA     Aaa       4,525    Issue 6, 6.60% due 5/01/2020 (a)                                      4,863
                  AAA     Aaa       3,000    Issue 11, 6.25% due 5/01/2026 (c)                                     3,195

                  AAA     Aaa       4,715   San Francisco, California, City and County Redevelopment
                                            Agency, Lease Revenue Refunding Bonds (George R. Moscone
                                            Convention Center), 6.80% due 7/01/2019 (g)                            5,211

                  AAA     Aaa       2,020   Santa Clara, California, Unified School District, GO, 5.50%
                                            due 7/01/2021 (c)                                                      2,066

                  AAA     Aaa       2,000   Santa Clara County, California, Financing Authority,
                                            Lease Revenue Bonds (VMC Facility Replacement Project),
                                            Series A, 6.875% due 11/15/2004 (a)(j)                                 2,255

                  NR*     Aaa       5,125   Santa Clara Valley, California, Water District, COP,
                                            Refunding, RIB, Series 411, 7.58% due 2/01/2024 (c)(k)                 5,518

                  AAA     Aaa       3,000   Santa Fe Springs, California, Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Conservation Redevelopment
                                            Project), Series A, 6% due 9/01/2014 (i)                               3,136

                  AAA     Aaa       4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation
                                            Bonds (Earthquake Recovery Redevelopment Project), 6% due
                                            7/01/2029 (a)                                                          4,261

                  AAA     Aaa       1,000   Santa Rosa, California, High School District, GO, 5.70%
                                            due 5/01/2021 (g)                                                      1,035

                  AAA     Aaa       1,500   Saratoga, California, Unified School District, GO, Series A,
                                            5.375% due 9/01/2017 (c)                                               1,644

                  AAA     Aaa       2,000   Sequoia, California, Unified High School District, GO, 5.70%
                                            due 7/01/2024 (g)                                                      2,051

                  AAA     Aaa       2,265   South Bayside, California, Waste Management Authority, Waste
                                            System Revenue Bonds, 5.75% due 3/01/2020 (a)                          2,363

                  AAA     NR*         700   Southern California Home Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                            Series A, 6.75% due 9/01/2022 (f)                                        713

                  AAA     Aaa       3,235   Taft, California, Public Financing Authority, Lease Revenue
                                            Bonds (Community Correctional Facilty), Series A, 6.05% due
                                            1/01/2017 (i)                                                          3,439

                  AAA     Aaa       5,000   University of California, Revenue Refunding Bonds (Research
                                            Facilities), Series C, 5% due 9/01/2021 (g)                            4,820

                  AAA     Aaa       5,000   Vista, California, Joint Powers Financing Authority, Lease
                                            Revenue Refunding Bonds, 5.625% due 5/01/2016 (i)                      5,224


Puerto Rico--3.1% AAA     Aaa       2,140   Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026 (i)               2,173

                                            Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Highway Revenue Refunding Bonds:
                  A       Baa1      5,500    Series V, 6.625% due 7/01/2012                                        5,750
                  AAA     Aaa       2,000    Series W, 5.50% due 7/01/2013 (i)                                     2,157

                  AAA     Aaa       2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            Series X, 5.50% due 7/01/2025 (i)                                      2,626

                  A-      Baa1      1,000   Puerto Rico Electric Power Authority, Power Revenue
                                            Refunding Bonds, Series U, 6% due 7/01/2014                            1,060

                  Total Investments (Cost--$424,249)--99.1%                                                      439,896

                  Other Assets Less Liabilities--0.9%                                                              3,903
                                                                                                                --------
                  Net Assets--100.0%                                                                            $443,799
                                                                                                                ========



(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FHLMC Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$424,249,364)                                   $439,895,549
                    Receivables:
                      Interest                                                             $  7,615,208
                      Securities sold                                                            25,000        7,640,208
                                                                                           ------------
                    Prepaid expenses and other assets                                                             11,953
                                                                                                            ------------
                    Total assets                                                                             447,547,710
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,902,538
                      Custodian bank                                                          1,580,902
                      Investment adviser                                                        178,125
                      Dividends to shareholders                                                  44,663        3,706,228
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        42,396
                                                                                                            ------------
                    Total liabilities                                                                          3,748,624
                                                                                                            ------------

Net Assets:         Net assets                                                                              $443,799,086
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (5,600 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $140,000,000
                      Common Stock, par value $.10 per share (21,184,475 shares
                      issued and outstanding)                                              $  2,118,448
                    Paid-in capital in excess of par                                        298,320,316
                    Undistributed investment income--net                                      3,604,319
                    Accumulated realized capital losses on investments--net                 (7,593,520)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                     (8,296,662)
                    Unrealized appreciation on investments--net                              15,646,185
                                                                                           ------------
                    Total--Equivalent to $14.34 net asset value per share of
                    Common Stock (market price--$13.48)                                                      303,799,086
                                                                                                            ------------
                    Total capital                                                                           $443,799,086
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $ 12,311,457
Income:

Expenses:           Investment advisory fees                                               $  1,115,216
                    Commission fees                                                             160,368
                    Accounting services                                                          65,241
                    Professional fees                                                            38,323
                    Transfer agent fees                                                          30,508
                    Printing and shareholder reports                                             16,972
                    Listing fees                                                                 16,755
                    Custodian fees                                                               15,293
                    Directors' fees and expenses                                                 13,573
                    Pricing fees                                                                  7,892
                    Other                                                                        12,528
                                                                                           ------------
                    Total expenses                                                                             1,492,669
                                                                                                            ------------
                    Investment income--net                                                                    10,818,788
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          3,901,401
Unrealized          Change in unrealized appreciation on investments--net                                      (477,820)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 14,242,369
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six        For the
                                                                                         Months Ended      Year Ended
                                                                                          April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                       2001             2000
Operations:         Investment income--net                                                 $ 10,818,788     $ 21,692,929
                    Realized gain (loss) on investments--net                                  3,901,401     (11,494,921)
                    Change in unrealized appreciation/depreciation on investments--net        (477,820)       30,050,061
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     14,242,369       40,248,069
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (8,446,250)     (16,980,585)
                      Preferred Stock                                                       (2,500,296)      (4,877,784)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (10,946,546)     (21,858,369)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,295,823       18,389,700
                    Beginning of period                                                     440,503,263      422,113,563
                                                                                           ------------     ------------
                    End of period*                                                         $443,799,086     $440,503,263
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  3,604,319     $  3,732,077
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of period              $  14.19   $  13.32  $  16.23  $  15.98   $  15.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51       1.02      1.03      1.11       1.17
                    Realized and unrealized gain (loss) on
                    investments--net                                       .16        .88    (2.25)       .39        .54
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .67       1.90    (1.22)      1.50       1.71
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                             (.40)      (.80)     (.88)     (.92)      (.93)
                      Realized gain on investments--net                     --         --     (.24)     (.08)         --
                      In excess of realized gain on
                      investments--net                                      --         --     (.34)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                            (.40)      (.80)    (1.46)    (1.00)      (.93)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --     (.01)         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                           (.12)      (.23)     (.14)     (.19)      (.24)
                        Realized gain on investments--net                   --         --     (.04)     (.05)         --
                      In excess of realized gain on
                      investments--net                                      --         --     (.05)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.12)      (.23)     (.23)     (.24)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.34   $  14.19  $  13.32  $  16.23   $  15.98
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.48   $13.0625  $ 12.625  $16.5625   $ 15.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                   6.22%+++     10.18%  (16.13%)     8.10%     13.44%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                4.02%+++     13.45%   (9.70%)    11.04%     10.01%
                                                                      ========   ========  ========  ========   ========

Ratios              Total expenses***                                    .97%*      1.02%      .98%      .93%       .97%
Based on                                                              ========   ========  ========  ========   ========
Average Net         Total investment income--net***                     7.05%*      7.51%     6.86%     7.12%      7.47%
Assets of                                                             ========   ========  ========  ========   ========
Common Stock:       Amount of dividends to Preferred Stock
                    shareholders                                        1.63%*      1.69%      .96%     1.21%      1.53%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        5.42%*      5.82%     5.90%     5.91%      5.94%
                                                                      ========   ========  ========  ========   ========

Ratios Based        Total expenses                                       .67%*       .69%      .68%      .65%       .67%
on Total                                                              ========   ========  ========  ========   ========
Average Net         Total investment income--net                        4.85%*      5.05%     4.77%     4.94%      5.14%
Assets:***++                                                          ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders           3.60%*      3.47%     2.18%     2.82%      3.36%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $303,799   $300,503  $282,114  $339,345   $268,297
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $140,000   $140,000  $140,000  $140,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.09%     93.01%   146.39%   136.88%     88.68%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,170   $  3,146  $  3,015  $  3,424   $  3,236
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    482   $    865  $    527  $    729   $    852
Per Share on                                                          ========   ========  ========  ========   ========
Preferred           Series B--Investment income--net                  $    422   $    875  $    546  $    693   $    830
Stock                                                                 ========   ========  ========  ========   ========
Outstanding:++++    Series C--Investment income--net                  $    414   $    875  $    591  $    466         --
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on April 10, 1992 (Series
A and B) and February 9, 1998 (Series C).
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $18,939 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $111,941,498 and $133,618,583, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains

Long-term investments            $  3,901,401    $15,646,185
                                 ------------    -----------
Total                            $  3,901,401    $15,646,185
                                 ============    ===========


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $15,646,185, of which $17,090,777 related to appreciated securities and $1,444,592 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $424,249,364.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were: Series A, 3.35%; Series B, 3.50%; and Series C, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $70,571 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $18,771,000, of which $7,128,000 expires in 2007 and $11,643,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


MuniYield California Fund, Inc., April 30, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYC


Arthur Zeikel, Director of MuniYield California Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.